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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             July 19, 2005
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                           Twin Disc, Incorporated
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               (Exact name of registrant as specified in its charter)

     Wisconsin                           1-7635                 39-0667110
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(State or other jurisdiction          (Commission file       (IRS Employer
          of incorporation)             number)          Identification No.)

1328 Racine Street, Racine, Wisconsin                               53403
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code          (262) 638-4000
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 24014d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item  4.02     Non-Reliance on Previously Issued Financial Statements

Historically, the Company did not eliminate intercompany profit in inventory transferred or sold within the entities of the consolidated company; however, to the extent that the intercompany profit increased, the Company would record a quarterly charge to cost of sales. Given this historical method of accounting, the Company believed that its earnings were never materially overstated.

On July 19, 2005, the Company and its Audit Committee reevaluated the Company's accounting for intercompany profit in inventory and concluded that the Company should eliminate the intercompany profit within inventory at the end of each period. Consequently, the Company has decided to restate its financial statements for the prior three fiscal years and quarters as the impact of this adjustment could be considered material. For this reason only, the Company advises that its previously issued annual and interim quarterly financial statements for each of the years ended June 30, 2004, 2003 and 2002 and the quarterly financial statements for each of the years ended September 30, 2004, December 31, 2004 and March 31, 2005 should no longer be relied on to evaluate the Company without consideration of the restatements detailed in this Form 8-K.

The Company and its Audit Committee discussed this matter with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP.

The following table shows the impact of the restatement on the elimination of intercompany profit in inventory:

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

                                       As              As
                                    Reported        Restated         Change
                                   -----------     -----------     ----------
Balance Sheet:
  June 30, 2003
      Inventories                   $   47,247       $  43,289       $ (3,958)
      Deferred income taxes             20,164          21,708          1,544
      Retained Earnings             $   83,191       $  80,777       $ (2,414)
 June 30, 2004
      Inventories                   $   52,079       $  48,777       $ (3,302)
      Deferred income taxes             15,668          16,955          1,287
      Retained earnings             $   86,443       $  84,428       $ (2,015)

Statement of Operations:
  June 30, 2002
      Cost of goods sold            $  139,146       $ 138,788       $   (358)
      Income taxes                       2,950           3,090            140
      Net earnings (loss)           $    2,058       $   2,276       $    218
      Basic earnings per share      $     0.73       $    0.81       $   0.08
  June 30, 2003
      Cost of goods sold            $  144,575       $ 144,618       $     43
       Income taxes                       (283)           (300)           (17)
       Net earnings (loss)          $   (2,368)      $  (2,394)      $    (26)
       Basic earnings per share     $    (0.84)      $   (0.85)      $  (0.01)
  June 30, 2004
      Cost of goods sold            $  138,459       $ 137,804        $  (655)
      Income taxes                       4,709           4,964            255
      Net earnings (loss)           $    5,243       $   5,643        $   400
      Basic earnings per share      $     1.86       $    2.00        $  0.14

*In thousands except where per share



The following table shows the impact of the restatement on the affected components of the consolidated statements of operations for the quarters ended in fiscal 2005 and 2004:

<CAPTION
                                             Fiscal 2005

                               Quarter                       Year to date
                               -------                       ------------
                                As       As               As       As
                             Reported Restated Change  Reported Restated Change
                             -------- -------- ------  -------- -------- ------
September 30, 2004
  Cost of goods sold         $ 33,607 $ 33,730 $  123
  Income taxes                    914      866    (48)
  Net earnings (loss)        $  1,152 $  1,077 $  (75)
  Basic earnings per share   $   0.41 $   0.38 $(0.03)
December 31, 2004
  Cost of goods sold         $ 40,693 $ 40,793 $  100  $ 74,300 $ 74,523 $ 223
  Income taxes                  1,084    1,045    (39)    1,998    1,911   (87)
  Net earnings (loss)        $  1,174 $  1,113 $  (61) $  2,326 $  2,190 $(136)
  Basic earnings per share   $   0.41 $   0.39 $(0.02) $   0.82 $  0.77 $(0.05)
March 31, 2005
  Cost of goods sold         $ 42,352 $ 41,761 $ (591) $116,652 $116,284 $(368)
  Income taxes                  1,158    1,388    230     3,156    3,299   143
  Net earnings (loss)        $  1,218 $  1,579 $  361  $  3,544 $  3,769 $ 225
  Basic earnings per share   $   0.42 $   0.55 $ 0.13  $   1.24 $   1.32 $0.08

*In thousands except where per share

</CAPTION

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

                                               Fiscal 2004

                                    Quarter                Year to date
                                    -------                ------------
                               As      As               As      As
                            Reported Restated Change  Reported Restated Change
                            -------- -------- ------  -------- -------- ------
September 30, 2003
  Cost of goods sold        $ 29,070 $ 28,425 $(645)
  Income taxes                   281      533   252
  Net earnings (loss)       $    171 $    564 $ 393
  Basic earnings per share  $   0.06 $   0.20 $ .14
December 31, 2003
  Cost of goods sold        $ 31,650 $ 31,926 $ 276   $ 60,720 $ 60,351 $ (369)
  Income taxes                   624      516  (108)       905    1,049    144
  Net earnings (loss)       $    508 $    340 $(168)  $    679 $    904 $  225
  Basic earnings per share  $   0.18 $   0.12 (0.06)  $   0.24 $   0.32 $  .08
March 31, 2004
  Cost of goods sold        $ 35,689 $ 35,532 $(157)  $ 96,409 $ 95,883 $ (526)
  Income taxes                 1,393    1,454    61      2,298    2,503    205
  Net earnings (loss)       $  1,776 $  1,872 $  96   $  2,455 $  2,776 $  321
  Basic earnings per share  $   0.63 $   0.66 $0.03   $    .87 $    .98 $ 0.11
June 30, 2004
  Cost of goods sold        $ 42,050 $ 41,921 $(129)  $138,459 $137,804 $ (655)
  Income taxes                 2,411    2,461    50      4,709    4,964    255
  Net earnings (loss)       $  2,788 $  2,867 $  79   $  5,243 $  5,643 $  400
  Basic earnings per share  $   0.99 $   1.02 $0.03   $   1.86 $   2.00 $ 0.14

*In thousands except where per share



The Company will restate its financial statements for the three fiscal years ended June 30, 2004 and the previously reported quarterly periods during the years ended June 30, 2005 and 2004, which will be reflected in the Company's amended filings of its Annual Report on Form 10-K for the year ended June 30, 2004 and quarterly reports on Form 10Q for the periods ending September 30, 2004, December 31, 2004 and March 31, 2005.

These amended filings will be made at the same time or before the filing of the Company's Annual Report on Form 10-K for the year ended June 30, 2005.

In view of this restatement, we determined that, as of June 30, 2004, September 30, 2004, December 31, 2004 and March 31, 2005, a material weakness existed in our internal control over financial reporting with respect to our accounting for intercompany profit in inventory. The Company has now improved its procedures in calculating and recording this intercompany profit elimination and related reserve. These corrective actions have been taken and the Company's management believes the identified deficiency in our disclosure controls and procedures have been remediated.

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     Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

July 19, 2005                                         Twin Disc, Inc.

                                                      /s/ Fred H. Timm
                                                      -------------------------
                                                      Chief Accounting Officer